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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               ------------------------

                                       FORM 8-K

                               ------------------------

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   January 21, 1998
                                                  --------------------------



                                LITHIA MOTORS, INC.
               (Exact name of registrant as specified in its charter)


            OREGON                                         93-0572810
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                      Identification No.)

360 E. JACKSON STREET, MEDFORD, OREGON                        97501
(Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code:  (541) 776-6899


         (Former name or former address, if changed since last report): N/A




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                                LITHIA MOTORS, INC.
                                      FORM 8-K
                                       INDEX


Item      Description                                                     Page
----      -----------                                                     ----

Item 2.   Acquisition or Disposition of Assets                             2

Item 7.   Financial Statements and Exhibits                                2

          Signatures                                                       3




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On January 21, 1998, Lithia Motors, Inc. (the "Company"), acquired the real property, inventories, operating assets and intangible assets of Daniel A. Haus Group, Inc., dba Quality Nissan and Quality Jeep/Eagle Hyundai in Fresno, California, pursuant to an Agreement for Purchase and Sale of
     Business Assets (the "Agreement") dated October 10, 1997.   Pursuant to the
     Agreement, the total purchase price was approximately $13.8 million, consisting of $4.4 million in cash from the Company's existing cash balances, $185 thousand financed under the Company's equipment line of credit, $4.2 million financed under the Company's real estate line of credit and $5.0 million financed through the Company's flooring line of credit.

     There was no previous relationship between the Company and Daniel A. Haus Group, Inc., nor any of the Company's and Daniel A. Haus Group, Inc.'s affiliates, officers or directors.

(b) The Company acquired vehicle and parts and supplies inventories, as well as other assets used in the business of vehicle sales, service and support. The Company intends to utilize the purchased assets in the same capacity.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

     Financial statements for Daniel A. Haus Group, Inc. are not required to be filed.

(b)  PRO FORMA FINANCIAL INFORMATION

     Pro forma financial information for Daniel A. Haus Group, Inc. is not required to be filed.

(c)  EXHIBITS

     The exhibit filed as a part of this report is listed below and this list constitutes the exhibit index.

     2.1 Agreement for Purchase and Sale of Business Assets, by and between Daniel A. Haus Group, Inc. and the Company, dated October 10, 1997.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   January 30, 1998           LITHIA MOTORS, INC.


                                   By /s/ SIDNEY B. DEBOER
                                      ---------------------------
                                   Sidney B. DeBoer
                                   Chairman of the Board and
                                   Chief Executive Officer
                                   (Principal Executive Officer)


                                   By /s/ BRIAN R. NEILL
                                      ---------------------------
                                   Brian R. Neill
                                   Senior Vice President and
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


                                          3